Post balance sheet events	12 Months Ended
Jun. 30, 2018
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Post balance sheet events

22. Post balance sheet events

Offer for shares in Sichuan Shuijingfang Company Limited (SJF)

On 10 July 2018 Diageo launched a partial tender offer to increase its aggregate equity stake in SJF from 39.71% to up to a maximum of 60%. The price per share offered is RMB62.00 per share (adjusted for any dividend distribution by SJF during the tender offer period) and gives all non Diageo shareholders the opportunity to elect to sell their shares in SJF to Diageo up to 11 August 2018. During the tender offer period a dividend of RMB6.2 for every 10 SJF shares held was declared and therefore the offer price was reduced to RMB61.38 per share. The maximum possible consideration to reach 60% of the equity in SJF is RMB6,146 million (£703 million), of which RMB1,229 million (£141 million) was deposited in escrow with the Chinese regulatory authorities on 3 July 2018. $900 million (£682 million) of the $3.5 billion (£2,652 million) available undrawn committed bank facilities have been ring-fenced, as a backstop to Diageo’s normal funding sources, for the cost of acquiring the shares in SJF until settlement is completed.

Share buyback

On 26 July 2018 the Board approved a new share buyback programme to return up to £2.0 billion to shareholders during the year ending 30 June 2019.